SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 17, 2002


                       Allegheny Technologies Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                           1-12001                    25-1792394
-----------------------              --------------            -----------------
(State or other jurisdiction          (Commission               (IRS Employer
of incorporation)                     File Number)           Identification No.)


               1000 Six PPG Place, Pittsburgh, Pennsylvania    15222-5479
        ------------------------------------------------------ ----------
               (Address of principal executive offices)        (Zip code)


       Registrant's telephone number, including area code: (412) 394-2800

Item 5.     Other Events.

         On April 17, 2002, Allegheny Technologies Incorporated issued a press release with respect to its first quarter 2002 earnings, a copy of which is attached hereto as Exhibit 99.1.

Item 7.     Financial Statements and Exhibits.

             (a)  Not applicable

             (b)  Not applicable

             (c)  Exhibits

             99.1          Press Release dated April 17, 2002





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ALLEGHENY TECHNOLOGIES INCORPORATED



                                     By:  /s/ Jon D. Walton
                                          --------------------------------------
                                          Jon D. Walton
                                          Senior Vice President, Chief Legal and
                                          Administrative Officer

Dated:  April 17, 2002


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




                                  EXHIBIT INDEX
                                  -------------


         99.1              Press Release dated April 17, 2002






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